UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 3, 2009

AMERICAN EAGLE OUTFITTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2009, the Compensation Committee of the Board of Directors (the " Compensation Committee") of American Eagle Outfitters, Inc. (the "Company") took the following actions relating to Fiscal 2009 compensation for James V. O'Donnell, Chief Executive Officer of the Company, all consistent with his Employment Agreement dated December 26, 2006:

Base Salary:
- fixed Mr. O'Donnell's annual base salary at $1,600,000;

Annual Cash Bonus:
- established performance goals under the Company's 2005 Stock Award and Incentive Plan (the "2005 Plan") based on the Company's percentage increase in comparable store sales, at three levels, "Threshold", "Target" and "Outstanding" (the "Comp Goals");
- established an individual annual cash bonus target under the 2005 Plan as 125% of Mr. O'Donnell's base salary, with the actual bonus payment ranging from 0% below Threshold, to 50% of the targeted percentage amount at Threshold, to 100% of the targeted percentage amount at the Target Comp Goal and 200% of the targeted percentage amount if the Outstanding Comp Goals are achieved for Fiscal 2009;

Performance-Based Restricted Stock:
- established performance goals under the 2005 Plan based on the Company's percentage increase in comparable store sales for Fiscal 2009 and granted an award of 886,144 shares of performance-based restricted stock to Mr. O'Donnell under the 2005 Plan, which vests based on achievement of performance goals ranging from 50% of the shares at threshold to 100% of the shares at the target goal. If the threshold goal is not met the shares shall be forfeited; and

Long-Term Incentive Bonus:
- established performance goals under the 2005 Plan based on the Company's percentage increase in comparable store sales for Fiscal 2009 and granted a long-term incentive bonus ("LTI") opportunity under the 2005 Plan with a target award equal to 62.5% of Mr. O'Donnell's base salary, which is earned based on achievement of the performance goals ranging from 25% of the targeted percentage amount at threshold to 100% of the targeted percentage amount at target and 200% of the targeted percentage amount at maximum. If the threshold performance goal is attained, the earned award will be credited to a LTI account for Mr. O'Donnell and Mr. O'Donnell will be credited with any investment gains or losses in his account based upon the performance of a Company selected mutual fund. Payment of one third of the total amount in the LTI account will be paid on the first business day of each subsequent fiscal year, with 100% of the account paid out on retirement, death or disability. If the threshold performance goal is not attained, the entire award opportunity shall be forfeited.

Additionally, on March 3, 2009, the Compensation Committee took the following action relating to Fiscal 2009 compensation for certain executive officers of the Company:

Base Salary:
- fixed individual annual base salaries;

Annual Cash Bonus:
- established performance goals under the Company's 2005 Plan based on the Company's percentage increase in comparable store sales, at three levels, "Threshold", "Target" and "Outstanding" (the "Comp Goals");
- established individual annual cash bonus targets under the 2005 Plan as a percentage of the respective participant's base salary, with the actual bonus payment ranging from 0% below Threshold, to 50% of the targeted percentage amount at Threshold, to 100% of the targeted percentage amount at the Target Comp Goal and 200% of the targeted percentage amount if the Outstanding Comp Goals are achieved for Fiscal 2009;

Time-Based Restricted Stock Units:
- established a performance goal under the Company's 2005 Plan based on the Company's percentage increase in comparable store sales for Fiscal 2009 and granted awards of restricted stock units ("RSU's");
 - the RSU's vest over three years in equal annual increments but may fully vest in one year if the target performance goal is met for Fiscal 2009.  The RSU's are credited with dividend equivalents at vesting;

Long-Term Incentive Restricted Stock Units:

- established performance goals under the 2005 Plan based on the Company's earnings per share results by the end of Fiscal 2011 and granted awards of long-term incentive performance-based restricted stock units ("LTI RSU's");
- vesting of the LTI RSU's ranges from 0% of the shares if threshold performance is not attained, to 50% of the shares at threshold performance, to 100% of the shares at target performance and 150% of the shares at maximum goals achievement. The award will be granted as restricted stock units that will be credited with dividend equivalents at vesting. Awards will become payable within 2 1/2 months following the end of the three year performance cycle. All awards are forfeited in the event of a voluntary termination of employment, except in certain cases where the participant has signed a separate non-compete/non-solicitation agreement, and, subject to the discretion of the Compensation Committee, will also be forfeited as a result of an involuntary termination of employment.

The following sets forth the annual base salary levels, individual participant target bonus percentages, RSU awards and target LTI RSU awards of the indicated named executive officers:

			Restricted	LTI RSU
Name and	Fiscal 2009	Annual Bonus	Stock Award	Award
Principal Position	Base Salary	(% of Base Salary)	(# of Units)	(# of Units)

LeAnn Nealz	$750,000	75%	36,232	25,880
Executive Vice
President and Chief
Design Officer

Joan Holstein Hilson	$527,850	70%	36,232	25,880
Principal Financial Officer

Finally, on March 3, 2009, the Compensation Committee also established under the 2005 Plan a performance-based Annual Award Pool (the "Award Pool") for certain executive officers of the Company subject to Internal Revenue Code Section 162(m).  The Compensation Committee established a Fiscal 2009 performance goal for the Award Pool under the Company's 2005 Plan based on the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA").   Based on achievement of the performance goal, the Award Pool will be used to determine the maximum amount payable under the Company's Annual Cash Bonus Plan for 2009 and the Time-Based RSU's to be granted in Fiscal 2010 to executive officers who are covered employees under Section 162(m) for Fiscal 2009.  The following maximum awards were established as a percent of EBITDA, in each case subject to the 2005 Plan maximum of $4 million per person and further subject to the exercise of negative discretion by the Compensation Committee to reduce the maximum award:

Name and
Principal Position	% of EBITDA

James V. O'Donnell	1.0%
Chief Executive Officer

LeAnn Nealz	0.45%
Executive Vice
President and Chief
Design Officer

Joan Holstein Hilson	0.30%
Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                   AMERICAN EAGLE OUTFITTERS, INC.
                                                                                                                   (Registrant)

Date: March 9, 2009                                                                                By:   /s/ Neil Bulman, Jr.
                                                                                                                   Neil Bulman, Jr.
                                                                                                                   Vice President, General Counsel and Secretary